UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  January 24, 2007

                           Integrated BioPharma, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-28876                                          22-2407475
(Commission File Number)                       (IRS Employer Identification No.)

           225 Long Avenue
        Hillside, New Jersey                               07205
(Address of Principal Executive Offices)                 (Zip Code)

                                 (973) 926-0816
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

         On January 24, 2007, Integrated BioPharma, Inc. (the "Company") notified The American Stock Exchange ("AMEX") of its intention to transfer the listing of its common stock from AMEX to the Nasdaq Global Market ("NASDAQ"). The Company expects that trading will commence on NASDAQ on February 5, 2007 and that the stock trading symbol will be "INBP." A copy of the Company's press release announcing the Company's intention to transfer the listing of the Company's common stock to NASDAQ is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.      Description

99.1             Press Release of Integrated BioPharma, Inc., dated
                 January 24, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INTEGRATED BIOPHARMA, INC.


Date:  January 24, 2007                     By:/s/ Dina Masi
                                            ----------------
                                            Dina Masi
                                            Chief Financial Officer